                                   PRELIMINARY
                             BACKGROUND INFORMATION

                        UCFC HOME EQUITY LOAN OWNER TRUST
                                 Series 1998-AA

                        (Adjustable-Rate Collateral Only)

     ----------------------------------------------------------------------

                                 Series 1998-AA
                       $[275,000,000] FLOATING-RATE NOTES
                              (non-SMMEA-eligible)

                ------------------------------------------------
















The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the UCFC Home Equity Loan Owner Trust, Series 1998-AA transaction, and not by or as agent for UCFC Acceptance Corp. or any of its affiliates (collectively, the "Transferor"). The Transferor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Transferor. PSI makes no representations as to the accuracy of such information provided by the Transferor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                UCFC Home Equity Loan Owner Trust, Series 1998-AA

      UCFC HOME EQUITY LOAN OWNER TRUST, SERIES 1998-AA PRICING INFORMATION
      ---------------------------------------------------------------------
                        (ADJUSTABLE-RATE COLLATERAL ONLY)

                                  SERIES 1998-AA
                                  ------------------------------------------
Description:                      Floating Rate Notes

Collateral:                       Adjustable Rate Loans

Approximate
Face Amount:                      $[275,000,000]

Note Rate:                        The least of:
                                    1)  1M LIBOR + [TBD] bps
                                    2)  Net WAC Cap (described below)

                                  After the Series 1998-AA Clean-up Call, the least of:
                                    1)  1M LIBOR + 2 x [TBD] bps
                                    2)  Net WAC Cap

Price:                            Par

Yield:                            Variable

Spread:                           TBD

Index:                            1 Month LIBOR

Avg. Life to Call:                [3.3] yrs

Avg. Life to Maturity:            [3.6] yrs

Exp. 1st Prin Payment:            04/15/98

Exp. Mat to Call:                 [01/15/06]

Exp. Mat:                         [01/15/28]

Expected Rating:                  AAA/Aaa/AAA

Pricing Speed:                    All "3/27" loans (including the prefunded
                                  "3/27" loans) will use a pricing prepayment assumption of [4]% CPR for the first month building to 30% CPR by month 30, remaining at 30% CPR through month 40. For months 41 and thereafter - 25% CPR. All other loans will use a 28% CPR Prepayment Assumption.


Pricing Date:                     TBD

Investor Settle Date:             [03/30/98]

Payment Delay:                    0 days

Cut-off Date:                     03/01/98

Stated Maturity                   [2/15/2028]

Dated Date:                       [03/27/98]

Interest Payment:                 actual/360

Payment Terms:                    Monthly

1st Interest Payment Date:        04/15/98

Principal Paydown:                All collected principal is passed through
                                  to Notes.

SMMEA Eligibility:                non-SMMEA eligible

Calculation of 1-Month LIBOR:     Telerate page 3750 as of
                                  11:00 am on the second business day
                                  preceding such Distribution Date.

Initial LIBOR setting:            March 26, 1998

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                UCFC Home Equity Loan Owner Trust, Series 1998-AA

      UCFC HOME EQUITY LOAN OWNER TRUST, SERIES 1998-AA PRICING INFORMATION
                                  (Continued)
        -----------------------------------------------------------------
                        (ADJUSTABLE-RATE COLLATERAL ONLY)

Pre-Funding Account:       On the closing date, approximately $[57.5 MM]
                           will be deposited in a pre-funding account for the purchase of additional adjustable-rate mortgage loans. From the closing date until [June] 15, 1998, the Trust intends to purchase mortgage loans up to the entire Loan Group One pre-funding amount. Any funds remaining in the pre-funding account after this period will be distributed to investors in the Notes as a prepayment on [June] 15, 1998. The additional mortgage loans will be subject to certain aggregate group characteristics that will be more fully described in the Prospectus Supplement.

Optional Cleanup Call:     The Servicer will have the right to purchase all of
                           the remaining Home Equity Loans on any Remittance
                           Date when the aggregate Loan Balance of the Home
                           Equity Loans has declined to 10% or less of an amount equal to the aggregate balance of the Home Equity Loans as of the Cut-Off Date (including the Subsequent Loans).

Net WAC Cap:               As to any Distribution Date, the Net WAC Cap will
                           equal the lesser of:
                                   (i) [14.896]%

                                  (ii) A rate equal to the weighted average of
                                       the Mortgage Rates on the ARMs minus the Expense Fee Rate and beginning with the 13th Distribution Date, minus additional 0.50% per annum.

                           * Expense Fee Rate = 0.646%

LIBOR Interest Carryover:  If, on any Disbribution Date, the Note Rate for the
                           Notes is based upon the Net WAC Cap, the excess of
                           (i) the amount of interest the Notes would be entitled to receive on such Disbribution Date at the then-applicable LIBOR Rate over (ii) the amount of accrued interest for such Distribution Date at the Net WAC Cap, together with the unpaid protion of any such excess from prior Disbribution Dates (and interest accrued thereon at the then-applicable LIBOR
                           Rate) is referred to as the LIBOR Interest Carryover. Any LIBOR Interest Carryover will be carried forward to the next Distribution Date until paid from sources of funds and in the priority set forth in the Sale and Servicing Agreement. The Servicer must pay the LIBOR Interest Carryover prior to exercising the 10% optional clean-up call. The LIBOR Interest Carryover will not be insured by the FGIC guarantee.

Monthly Net WAC Cap Summary (calculated on 30/360 basis):

        ARM GROUP
DATE    CAP SUMMARY

------------------
04/98   9.276                      05/00   9.237
05/98   9.279                      06/00   9.237
06/98   9.281                      07/00   9.237
07/98   9.283                      08/00   9.293
08/98   9.286                      09/00   9.330
09/98   9.357                      10/00   9.331
10/98   9.388                      11/00   9.331
11/98   9.496                      12/00   9.332
12/98   9.496                      01/01   9.333
01/99   9.495                      02/01   9.333
02/99   9.495                      03/01   9.334
03/99   9.576
04/99   9.076
05/99   9.087
06/99   9.086
07/99   9.085
08/99   9.084
09/99   9.106
10/99   9.105
11/99   9.104
12/99   9.103
01/00   9.102
02/00   9.177
03/00   9.239
04/00   9.238



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        UCFC Home Equity Loan Owner Trust, Series 1998-AA

                                   SUMMARY OF TERMS
                              --------------------------

Bond Issuers:            UCFC Home Equity Loan Owner Trust Series 1998-AA (Class
                         A Notes)

Lead Manager:            Prudential Securities Incorporated
 Co-Managers:            First Union Capital Markets Group
                         Bear Stearns & Co. Inc.

Transferor:              UCFC Acceptance Corporation.

Servicer:                United Companies Lending Corporation.

Originators:             The Home Equity Loans were, and any Subsequent Loans
                         will be, originated, either directly or through correspondents or mortgage brokers, or purchased and re-underwritten, by United Companies and certain subsidiaries and affiliates thereof.

Indenture Trustee:       Bankers Trust Company of California, N.A.

Securities Offered:      100% FGIC-guaranteed, asset-backed notes.

Offering:                Public shelf offering -- a prospectus and prospectus
                         supplement will be distributed after pricing.

Pricing Date:            TBD

Investor
Settlement Date:         March 30, 1998

Form of Notes:           Book-Entry form, same-day funds through DTC, Euroclear
                         and CEDEL

Distribution Date:       The 15th day of each month (or, if any such date is not
                         a business day, the first business day thereafter) commencing in April 1998. The payment delay will be zero days.

Interest Accrual
Period: The initial interest accrual period will be from March 27th until April 14th. In future periods, interest will accrue on the Notes at the applicable Pass-Through Rate from the preceeding Distribution Date to and including the day prior to the current Distribution Date.

Bond Insurer:            Financial Guaranty Insurance Company ("FGIC"). FGIC's
                         claims-paying ability is rated "AAA" by Standard &

                         Poor's, "Aaa" by Moody's Investors Service and "AAA" by Fitch Investors Service, Inc.

Bond Insurance
Policy: The Bond Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Notes.

Credit Enhancement:      A combination of:
                         (i) A reserve account (which may be funded by a Letter
                             of Credit); and
                         (ii) A Bond Insurance Policy from FGIC.

                         Note: The initial deposit and required maintenance levels of the Reserve Account will be sized by the surety provider.

Servicing Fee:           50 basis points per annum.

ERISA Considerations:    Subject to the considerations and conditions described
                         in the Prospectus Supplement, it is expected that the Notes may be purchased by employee benefit plans that are subject to ERISA.

Taxation:                No election will be made to treat the Trust Estate as a
                         REMIC for federal income tax purposes. For federal income tax purposes, the Notes will be treated as debt obligations of the Issuer.

Legal Investment:        The Notes will not be SMMEA-eligible.

Ratings:                 "AAA" by S&P, "Aaa" by Moody's, and "AAA" by Fitch.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $275,000,000.00                                                                 DATED DATE: 03/27/98
  CURRENT COUPON:  5.878%                                                                      FIRST PAYMENT: 04/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 1
ORIGINAL BALANCE: $275,000,000.00           BOND A1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 03/30/98

                        ASSUMED CONSTANT LIBOR-1M 5.6875

                        ********** TO CALL *************

           PRICING SPEED

                  28.0%/      50PPC/      75PPC/     125PPC/     150PPC/     175PPC/     200PPC/
     PRICE      REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE

     99-24        27.595      24.097      25.824      29.388      31.175      32.997      34.864
     99-24+       27.056      23.778      25.396      28.738      30.412      32.120      33.870
     99-25        26.518      23.458      24.969      28.087      29.650      31.243      32.877
     99-25+       25.980      23.139      24.542      27.436      28.887      30.367      31.883
     99-26        25.442      22.820      24.115      26.786      28.125      29.491      30.890
     99-26+       24.904      22.501      23.687      26.136      27.363      28.615      29.897
     99-27        24.366      22.182      23.260      25.486      26.601      27.739      28.905
     99-27+       23.828      21.863      22.834      24.836      25.840      26.863      27.912

     99-28        23.291      21.544      22.407      24.186      25.078      25.988      26.920
     99-28+       22.753      21.226      21.980      23.537      24.317      25.113      25.929
     99-29        22.216      20.907      21.554      22.888      23.556      24.238      24.937
     99-29+       21.679      20.589      21.127      22.238      22.795      23.363      23.945
     99-30        21.142      20.270      20.701      21.589      22.035      22.489      22.954
     99-30+       20.605      19.952      20.275      20.940      21.274      21.615      21.963
     99-31        20.069      19.634      19.848      20.292      20.514      20.740      20.973
     99-31+       19.532      19.315      19.422      19.643      19.754      19.867      19.982

    100-00        18.996      18.997      18.997      18.995      18.994      18.993      18.992
    100-00+       18.459      18.679      18.571      18.346      18.234      18.119      18.002
    100-01        17.923      18.361      18.145      17.698      17.474      17.246      17.012
    100-01+       17.387      18.044      17.720      17.050      16.715      16.373      16.023
    100-02        16.851      17.726      17.294      16.403      15.956      15.500      15.033
    100-02+       16.315      17.408      16.869      15.755      15.197      14.628      14.044
    100-03        15.780      17.091      16.443      15.108      14.438      13.755      13.055
    100-03+       15.244      16.773      16.018      14.460      13.679      12.883      12.067

    100-04        14.709      16.456      15.593      13.813      12.921      12.011      11.078
    100-04+       14.174      16.138      15.168      13.166      12.163      11.139      10.090
    100-05        13.639      15.821      14.744      12.519      11.405      10.268       9.102
    100-05+       13.104      15.504      14.319      11.873      10.647       9.396       8.115
    100-06        12.569      15.187      13.894      11.226       9.889       8.525       7.127
    100-06+       12.034      14.870      13.470      10.580       9.131       7.654       6.140

    100-07        11.500      14.553      13.046       9.934       8.374       6.783       5.153
    100-07+       10.965      14.236      12.621       9.288       7.617       5.913       4.166

First Payment      0.042       0.042       0.042       0.042       0.042       0.042       0.042
Average Life       3.313       6.341       4.370       2.662       2.228       1.910       1.667
Last Payment       7.792      15.208      10.458       6.125       5.042       4.208       3.542
Mod.Dur. @ 100-00  2.796       4.717       3.522       2.313       1.973       1.716       1.513


*** BOND SETTLES ON 3/30/98 WITH 3 DAYS ACCRUED INTEREST ***
                                 ======




         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  UCFC981
     -  Cut Off Date of Tape is  03/17/98
     -  ADJUSTABLE RATE COLLATERAL
     -  $217,480,888.15

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   2,523

Index:                                                    Various

Lien Status:                                       1st Lien Loans

Aggregate Unpaid Principal Balance:               $217,480,888.15
Aggregate Original Principal Balance:             $217,656,098.17

-------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                           9.873%
Gross Coupon Range:                             6.500% -  13.375%

Weighted Average Margin (Gross):                           5.324%
Gross Margin Range:                             3.000% -   8.750%

Weighted Average Life Cap (Gross):                        16.042%
Gross Life Cap Range:                          13.500% -  20.375%

Weighted Average Life Floor (Gross):                       8.662%
Gross Life Floor Range:                         4.875% -  13.375%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $86,199.32
Average Original Principal Balance:                    $86,268.77

Maximum Unpaid Principal Balance:                     $701,596.11
Minimum Unpaid Principal Balance:                       $6,285.82

Maximum Original Principal Balance:                   $702,000.00
Minimum Original Principal Balance:                     $6,300.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         341.391
Stated Rem Term Range:                          60.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):            1.244
Age Range:                                       0.000 -  132.000

Weighted Average Original Term:                           342.635
Original Term Range:                            60.000 -  360.000


Weighted Average Note LTV:                                 80.818
Note LTV Range:                                10.000% - 100.000%

Weighted Average Periodic Interest Cap:                    1.089%
Periodic Interest Cap Range:                    1.000% -   3.000%

Weighted Average Months to Interest Roll:                  27.147
Months to Interest Roll Range:                           2 -   38

Weighted Average Interest Roll Frequency:                   6.022
Interest Frequency Range:                                6 -   12

--------------------------------------------------------------------------------








         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                                    LOAN TYPE

------------------------------------------------------------------------------------------------------------------------
                                                                                 WA       WA
                                              WA            WA     WA      WA    PER    MONTH    WA          Total
                       #       %             Rem     WA    Orig   LIFE   GROSS   INT    TO INT  LIFE        Current
   Loan Type          Loan    Pool     WAC   Term    Age   LTV    CAP    MARGIN  CAP     ROLL   FLOOR       Balance

ARM                     575   21.47   9.734 335.20   1.22  79.88  15.98   5.600  1.116   6.15    9.72     $46,699,934.62
ARM 129                  27    2.13   9.125 356.21   3.79  86.78  15.13   5.290  1.000  10.44    9.13      $4,622,420.18
ARM 228                 326   16.32   9.384 357.20   2.80  74.31  16.07   5.910  1.318  22.33    9.35     $35,490,497.78
ARM 228 CMT               1     .05   9.250 357.00   3.00  80.00  16.25   5.750  2.000  22.00    5.75         $99,763.39
ARM 312                 189    4.19  10.147 179.28    .72  78.02  16.15   4.845  1.000  36.89    8.15      $9,110,114.15
ARM 317                 149    3.77  10.229 238.02   1.00  82.67  16.23   4.814  1.000  36.80    8.23      $8,209,017.04
ARM 327               1,248   51.65  10.074 359.01    .71  83.17  16.08   5.098  1.012  36.65    8.07    $112,332,561.88
ARM 327 CMT               5     .19  10.107 358.97   1.03  73.98  16.93   5.247  2.825  36.14    9.58        $417,666.03
ARM CMT                   3     .23   8.366 335.22   2.74  73.41  14.83   5.910  1.768   7.19    7.43        $498,913.08
------------------------------------------------------------------------------------------------------------------------
Total.....            2,523  100.00%  9.873 341.39   1.24  80.82  16.04   5.324  1.089  27.15    8.66    $217,480,888.15
========================================================================================================================



                                 AGE OF LOAN

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
           Age             Loans       Balance              Balance

      Age  =   0           1,411     107,732,609.50          49.54%
  0 < Age <=  12           1,086     107,541,556.31          49.45%
 12 < Age <=  24               9       1,041,663.78           0.48%
 24 < Age <=  36               8         716,270.35           0.33%
 36 < Age <=  48               4         177,372.42           0.08%
 48 < Age <=  60               2         103,238.08           0.05%
 60 < Age <=  72               1          78,152.82           0.04%
 84 < Age <=  96               1          67,299.88           0.03%
120 < Age <= 132               1          22,725.01           0.01%
-------------------------------------------------------------------
Total............          2,523    $217,480,888.15         100.00%
===================================================================
                        CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of

                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

          Balance <=  25,000         117         2,273,003.39       1.05
 25,000 < Balance <=  50,000         591        23,165,789.58      10.65
 50,000 < Balance <= 100,000       1,120        79,455,555.21      36.53
100,000 < Balance <= 150,000         426        51,819,171.29      23.83
150,000 < Balance <= 200,000         125        21,406,649.97       9.84
200,000 < Balance <= 250,000          68        15,128,308.89       6.96
250,000 < Balance <= 300,000          45        12,241,523.73       5.63
300,000 < Balance <= 350,000          11         3,591,381.78       1.65
350,000 < Balance <= 400,000          10         3,755,836.90       1.73
400,000 < Balance <= 450,000           6         2,545,745.63       1.17
450,000 < Balance <= 500,000           3         1,396,325.67       0.64
700,000 < Balance <= 750,000           1           701,596.11       0.32
--------------------------------------------------------------------------
Total....................          2,523      $217,480,888.15     100.00%
==========================================================================



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                           LOAN SUMMARY STRATIFIED BY
                                                   LIFE FLOOR

                                                           Percentage of
                                               Aggregate   Cut-Off Date
                                  Number of     Unpaid       Aggregate
            Gross                 Mortgage     Principal     Principal
          Life Floor                Loans       Balance       Balance

 4.500 < Life Floor <=  5.000           4       296,004.18      0.14
 5.000 < Life Floor <=  5.500           3       240,348.78      0.11
 5.500 < Life Floor <=  6.000           8     1,313,604.12      0.60
 6.000 < Life Floor <=  6.500          26     4,557,181.64      2.10
 6.500 < Life Floor <=  7.000          65     8,071,667.79      3.71
 7.000 < Life Floor <=  7.500         217    19,514,336.44      8.97
 7.500 < Life Floor <=  8.000         423    35,709,760.93     16.42
 8.000 < Life Floor <=  8.500         315    30,067,034.23     13.83
 8.500 < Life Floor <=  9.000         721    56,968,697.87     26.19
 9.000 < Life Floor <=  9.500         200    24,913,937.70     11.46
 9.500 < Life Floor <= 10.000         116    10,562,299.25      4.86
10.000 < Life Floor <= 10.500         105     7,355,147.11      3.38
10.500 < Life Floor <= 11.000         249    14,541,473.54      6.69
11.000 < Life Floor <= 11.500          33     1,656,027.93      0.76
11.500 < Life Floor <= 12.000          27     1,202,666.68      0.55
12.000 < Life Floor <= 12.500           4       174,648.14      0.08
12.500 < Life Floor <= 13.000           5       157,800.48      0.07
13.000 < Life Floor <= 13.500           2       178,251.34      0.08
--------------------------------------------------------------------------
Total.................              2,523  $217,480,888.15    100.00%
==========================================================================

                                              LOAN SUMMARY STRATIFIED BY
                                                       LIFE CAP

                                                                Percentage of
                                               Aggregate        Cut-Off Date
                                  Number of     Unpaid            Aggregate
           Gross                  Mortgage     Principal          Principal
          Life Cap                  Loans       Balance            Balance

13.000 < LIFE CAP <= 13.500             3       524,164.04           0.24
13.500 < LIFE CAP <= 14.000            10     1,651,251.26           0.76
14.000 < LIFE CAP <= 14.500            42     6,028,900.87           2.77
14.500 < LIFE CAP <= 15.000           140    18,831,883.22           8.66
15.000 < LIFE CAP <= 15.500           359    38,176,504.07          17.55
15.500 < LIFE CAP <= 16.000           546    49,396,470.32          22.71
16.000 < LIFE CAP <= 16.500           413    37,646,060.49          17.31
16.500 < LIFE CAP <= 17.000           852    54,621,060.06          25.12
17.000 < LIFE CAP <= 17.500            77     5,727,257.21           2.63
17.500 < LIFE CAP <= 18.000            48     3,182,434.34           1.46

18.000 < LIFE CAP <= 18.500            12       658,071.90           0.30
18.500 < LIFE CAP <= 19.000            12       582,026.78           0.27
19.000 < LIFE CAP <= 19.500             5       180,799.52           0.08
19.500 < LIFE CAP <= 20.000             2        95,752.73           0.04
20.000 < LIFE CAP <= 20.500             2       178,251.34           0.08
--------------------------------------------------------------------------
Total.................              2,523  $217,480,888.15         100.00%
==========================================================================





         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                   NEXT INTEREST ROLLDATE DATE

                                                           Percentage
                                                           of Cut-Off
                                             Aggregate        Date
            Number of                         Unpaid       Aggregate
            Mortgage   Percent of            Principal     Principal
              Loans    Loan Count             Balance       Balance

   02             4         .16           $    653,058.33     00.30
   03             5         .20           $    665,198.40     00.31
   04            23         .91           $  3,008,442.11     01.38
   05            75        2.97           $ 10,766,032.07     04.95
   06           128        5.07           $  8,861,819.76     04.07
   07           279       11.06           $ 18,568,485.42     08.54
   08            62        2.46           $  4,408,600.00     02.03
   09             3         .12           $    475,420.08     00.22
   10            11         .44           $  1,873,789.85     00.86
   11            13         .52           $  2,231,321.86     01.03
   12             1         .04           $    248,000.00     00.11
   14             1         .04           $     61,100.00     00.03
   19             3         .12           $    182,114.88     00.08
   20             6         .24           $    519,730.68     00.24
   21            23         .91           $  3,678,709.34     01.69
   22           133        5.27           $ 15,258,767.74     07.02
   23           153        6.06           $ 14,910,693.55     06.86
   24             9         .36           $  1,040,244.98     00.48
   31             1         .04           $     36,732.43     00.02
   32             1         .04           $     32,353.04     00.01
   33             4         .16           $    388,192.43     00.18
   34             7         .28           $    677,706.42     00.31
   35            61        2.42           $  7,460,440.59     03.43
   36           454       17.99           $ 38,802,038.86     17.84
   37           857       33.97           $ 67,244,619.33     30.92
   38           206        8.16           $ 15,427,276.00     07.09
--------------------------------------------------------------------------
Total........ 2,523      100.00%          $217,480,888.15    100.00%
==========================================================================


                             MORTGAGED PROPERTIES

                                                          Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Duplex                            58         5,851,946.45       2.69
Triplex                           17         1,719,166.47       0.79

Fourplex or Quadplex              14         1,174,393.01       0.54
RowHouse                          13           669,949.41       0.31
Modular Housing                    1            89,884.83       0.04
Man.House/Perm                     4           243,051.00       0.11
Semi-Detached                      2            66,900.00       0.03
PUD                               16         2,205,782.69       1.01
Townhouses                        11         1,113,445.85       0.51
Condominiums                      59         6,573,359.46       3.02
Single Family Detached         2,328       197,773,008.98      90.94
--------------------------------------------------------------------------
Total...............           2,523      $217,480,888.15     100.00%
==========================================================================



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occupied, 1st Mtg        2,448   212,721,851.86          97.81
Non-Owner Occupied, 1st Mtg       70     3,932,562.34           1.81
Second Home, 1st Mtg               5       826,473.95           0.38
--------------------------------------------------------------------------
Total..................        2,523  $217,480,888.15         100.00%
==========================================================================


       GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                          Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Alabama                   15               1,943,087.55         0.89
Arkansas                  34               2,364,752.12         1.09
Arizona                   26               3,130,785.89         1.44
California               148              23,822,579.03        10.95
Colorado                  55               5,773,830.05         2.65
Connecticut               24               2,454,080.08         1.13
Dist of Col                2                 181,065.16         0.08
Delaware                   4                 305,223.53         0.14
Florida                   87               7,467,990.11         3.43
Georgia                   36               3,232,444.91         1.49
Iowa                      38               2,356,646.63         1.08
Idaho                     13                 995,870.87         0.46
Illinois                  65               6,635,363.13         3.05
Indiana                  155               8,802,190.91         4.05
Kansas                    42               2,058,560.31         0.95
Kentucky                  65               4,354,126.24         2.00
Louisiana                105               8,479,221.47         3.90
Massachusetts             27               2,739,373.40         1.26
Maryland                  34               3,908,709.21         1.80
Maine                     39               3,111,272.14         1.43
Michigan                 177              10,811,199.92         4.97
Minnesota                 16               1,243,765.64         0.57
Missouri                  33               1,788,908.42         0.82
Mississippi               65               4,451,234.38         2.05
Montana                    2                 215,684.56         0.10
North Carolina           149              11,479,535.49         5.28

Nebraska                   6                 270,504.51         0.12
New Hampshire             36               2,886,521.47         1.33
New Jersey                52               5,899,459.33         2.71
New Mexico                24               1,998,443.47         0.92
Nevada                     3                 322,538.99         0.15
New York                  87               8,983,637.02         4.13
Ohio                     220              15,120,512.26         6.95
Oklahoma                  42               2,281,394.54         1.05
Oregon                    41               4,372,356.41         2.01
Pennsylvania             110               9,324,789.86         4.29
Rhode Island               5                 452,177.67         0.21
South Carolina            35               3,260,971.16         1.50
Tennessee                107               8,225,876.11         3.78
Texas                     35               4,065,923.00         1.87
Utah                      29               4,610,895.05         2.12
Virginia                  40               3,696,108.46         1.70
Vermont                    3                 199,483.95         0.09
Washington                44               5,880,562.28         2.70
Wisconsin                133              10,538,879.30         4.85
West Virgina              12                 735,169.09         0.34
Wyoming                    3                 247,183.07         0.11
--------------------------------------------------------------------------
Total...............   2,523            $217,480,888.15       100.00%
==========================================================================

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                    LOAN SUMMARY STRATIFIED BY
                                           GROSS MARGIN

                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
                               Number of          Unpaid            Aggregate
            Gross              Mortgage          Principal          Principal
            Margin               Loans            Balance            Balance

2.500 Gross Margin <= 3.000          1            144,300.00           0.07
3.000 Gross Margin <= 3.500          3            352,300.00           0.16
3.500 Gross Margin <= 4.000        195         14,666,436.18           6.74
4.000 Gross Margin <= 4.500        399         30,850,579.33          14.19
4.500 Gross Margin <= 5.000        355         39,382,076.83          18.11
5.000 Gross Margin <= 5.500        764         57,607,787.16          26.49
5.500 Gross Margin <= 6.000        483         42,818,604.90          19.69

6.000 Gross Margin <= 6.500        155         15,879,991.55           7.30
6.500 Gross Margin <= 7.000        118         11,624,512.44           5.35
7.000 Gross Margin <= 7.500         31          2,805,926.40           1.29
7.500 Gross Margin <= 8.000         11            862,100.60           0.40
8.000 Gross Margin <= 8.500          6            444,905.20           0.20
8.500 Gross Margin <= 9.000          2             41,367.56           0.02
----------------------------------------------------------------------------
Total.................           2,523       $217,480,888.15         100.00%
============================================================================

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 6.00% < Gross Coupon <=  6.50%          2          355,969.53          0.16
 6.50% < Gross Coupon <=  7.00%          4          520,818.92          0.24
 7.00% < Gross Coupon <=  7.50%          6          744,231.10          0.34
 7.50% < Gross Coupon <=  7.75%          6          981,426.78          0.45
 7.75% < Gross Coupon <=  8.00%         19        3,015,947.94          1.39
 8.00% < Gross Coupon <=  8.25%         19        2,442,057.04          1.12
 8.25% < Gross Coupon <=  8.50%         48        6,610,849.55          3.04
 8.50% < Gross Coupon <=  8.75%         54        8,134,586.82          3.74
 8.75% < Gross Coupon <=  9.00%        147       19,121,971.02          8.79
 9.00% < Gross Coupon <=  9.25%        161       21,686,210.46          9.97
 9.25% < Gross Coupon <=  9.50%        234       20,252,762.01          9.31
 9.50% < Gross Coupon <=  9.75%        106       10,784,620.38          4.96
 9.75% < Gross Coupon <= 10.00%        403       31,889,211.28         14.66
10.00% < Gross Coupon <= 10.25%        238       20,299,464.57          9.33
10.25% < Gross Coupon <= 10.50%        144       12,558,765.41          5.77
10.50% < Gross Coupon <= 10.75%        567       34,802,828.98         16.00
10.75% < Gross Coupon <= 11.00%        261       16,670,639.15          7.67
11.00% < Gross Coupon <= 11.25%         28        2,443,628.71          1.12
11.25% < Gross Coupon <= 11.50%         25        1,392,526.54          0.64
11.50% < Gross Coupon <= 11.75%         31        1,701,001.28          0.78
11.75% < Gross Coupon <= 12.00%          7          460,420.25          0.21
12.00% < Gross Coupon <= 12.25%          4          209,839.58          0.10
12.25% < Gross Coupon <= 12.50%          1           32,456.35          0.01
12.50% < Gross Coupon <= 12.75%          5          157,800.48          0.07
12.75% < Gross Coupon <= 13.00%          1           32,602.68          0.01
13.00% < Gross Coupon <= 13.25%          1           44,179.50          0.02
13.25% < Gross Coupon <= 13.50%          1          134,071.84          0.06
--------------------------------------------------------------------------------
Total..........                      2,523     $217,480,888.15        100.00%
================================================================================







         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        NOTE LOAN-TO-VALUE RATIOS

                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

 5.00 < LTV <= 10.00               1            18,100.00       0.01
10.00 < LTV <= 15.00               3            47,968.12       0.02
15.00 < LTV <= 20.00               1            30,700.00       0.01
20.00 < LTV <= 25.00               4           207,090.12       0.10
25.00 < LTV <= 30.00               7           270,017.63       0.12
30.00 < LTV <= 35.00              16         1,110,913.04       0.51
35.00 < LTV <= 40.00              15           596,581.61       0.27
40.00 < LTV <= 45.00              24         1,079,287.18       0.50
45.00 < LTV <= 50.00              30         2,121,503.87       0.98
50.00 < LTV <= 55.00              47         3,186,353.47       1.47
55.00 < LTV <= 60.00              76         4,710,720.16       2.17
60.00 < LTV <= 65.00              77         6,096,587.95       2.80
65.00 < LTV <= 70.00             128        11,117,213.86       5.11
70.00 < LTV <= 75.00             216        21,238,870.36       9.77
75.00 < LTV <= 80.00             458        49,471,463.71      22.75
80.00 < LTV <= 85.00             379        33,695,399.91      15.49
85.00 < LTV <= 90.00             564        49,732,636.16      22.87
90.00 < LTV <= 95.00             291        19,764,938.20       9.09
95.00 < LTV <=100.00             186        12,984,542.80       5.97
--------------------------------------------------------------------------
Total....................      2,523      $217,480,888.15     100.00%
==========================================================================

                     REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                          Aggregate      Cut-Off Date
                           Number of       Unpaid         Aggregate
                            Mortgage      Principal       Principal
      Remaining Term         Loans         Balance         Balance

 48 < Rem Term <=  60          1          18,100.00        0.01%
 60 < Rem Term <=  72          2          88,002.52        0.04%
 84 < Rem Term <=  96          1          25,900.00        0.01%
 96 < Rem Term <= 108          1          53,900.00        0.02%
108 < Rem Term <= 120          5         153,200.00        0.07%
120 < Rem Term <= 132          1          58,692.89        0.03%
132 < Rem Term <= 144          1          13,700.00        0.01%
144 < Rem Term <= 156          1          32,010.25        0.01%
156 < Rem Term <= 168          2          83,515.57        0.04%
168 < Rem Term <= 180        284      13,469,688.41        6.19%
192 < Rem Term <= 204          1          45,752.53        0.02%

204 < Rem Term <= 216          3         277,852.06        0.13%
216 < Rem Term <= 228          2          68,558.64        0.03%
228 < Rem Term <= 240        184       9,737,821.20        4.48%
264 < Rem Term <= 276          1          67,299.88        0.03%
276 < Rem Term <= 288          1          78,152.82        0.04%
288 < Rem Term <= 300          2         212,900.00        0.10%
300 < Rem Term <= 312          1          44,545.19        0.02%
312 < Rem Term <= 324          3         131,619.89        0.06%
324 < Rem Term <= 336          6         553,918.29        0.25%
336 < Rem Term <= 348          6         912,314.58        0.42%
348 < Rem Term <= 360      2,014     191,353,443.43       87.99%
----------------------------------------------------------------
Total............        2,523       217,480,888.15      100.00%
===================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                   PRELIMINARY
                             BACKGROUND INFORMATION

                        UCFC HOME EQUITY LOAN OWNER TRUST
                                 Series 1998-AA

                        (Adjustable-Rate Collateral Only)

     ----------------------------------------------------------------------

                                 Series 1998-AA
                       $[300,000,000] FLOATING-RATE NOTES
                              (non-SMMEA-eligible)

                ------------------------------------------------
















The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the UCFC Home Equity Loan Owner Trust, Series 1998-AA transaction, and not by or as agent for UCFC Acceptance Corp. or any of its affiliates (collectively, the "Transferor"). The Transferor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Transferor. PSI makes no representations as to the accuracy of such information provided by the Transferor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                UCFC Home Equity Loan Owner Trust, Series 1998-AA

      UCFC HOME EQUITY LOAN OWNER TRUST, SERIES 1998-AA PRICING INFORMATION
            --------------------------------------------------------
                       ( ADJUSTABLE-RATE COLLATERAL ONLY)

                                  SERIES 1998-AA
                                  ------------------------------------------
Description:                      Floating Rate Notes

Collateral:                       Adjustable Rate Loans

Approximate
Face Amount:                      $[300,000,000]

Note Rate:                        The least of:
                                      1)  1M LIBOR + [19] bps
                                      2)  Net WAC Cap (described below)
                                   After the Series 1998-AA Clean-up Call, the least of:
                                      1)  1M LIBOR + 2 x [19] bps
                                      2)  Net WAC Cap

Price:                              Par

Yield:                              Variable

Spread:                             19 Bps

Index:                              1 Month LIBOR

Avg. Life to Call:                  [3.3] yrs

Avg. Life to Maturity:              [3.6] yrs

Exp. 1st Prin Payment:              04/15/98

Exp. Mat to Call:                   [01/15/06]

Exp. Mat:                           [01/15/28]

Expected Rating:                    AAA/Aaa/AAA

Pricing Speed:                      All "3/27" loans (including the prefunded
                                    "3/27" loans) will use a pricing prepayment assumption of [4]% CPR for the first month building to 30% CPR by month 30, remaining at 30% CPR through month 40. For months 41 and thereafter - 25% CPR. All other loans will use a 28% CPR Prepayment Assumption.


Pricing Date:                       3/20/98

Investor Settle Date:               [03/30/98]

Payment Delay:                      0 days

Cut-off Date:                       03/01/98

Stated Maturity                     [2/15/2028]

Dated Date:                         [03/27/98]

Interest Payment:                   actual/360

Payment Terms:                      Monthly

1st Interest Payment Date:          04/15/98

Principal Paydown:                  All collected principal is passed through
                                    to Notes.

SMMEA Eligibility:                  non-SMMEA eligible

Calculation of 1-Month LIBOR:       Telerate page 3750 as of 11:00 am on the
                                    second business day preceding such
                                    Distribution Date.

Initial LIBOR setting:              March 26, 1998

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.